UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2013

NATIONSTAR MORTGAGE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Highland Drive

Lewisville, Texas 75067

(Address of principal executive offices)

(469) 549-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 31, 2013, Nationstar Mortgage LLC, a Delaware limited liability company and a wholly-owned subsidiary of Nationstar Mortgage Holdings Inc. (“Nationstar”), amended and restated its outstanding agency servicer advance financing facility with Barclays Bank PLC (the “NAAFT Facility”) through the execution of the following agreements and other related agreements:

•

a fourth amended and restated indenture (the “Base Indenture”) between Nationstar Agency Advance Funding Trust (the “NAAFT Issuer”), The Bank of New York Mellon, as indenture trustee, Nationstar, as administrator and as servicer, and Barclays Bank PLC, as administrative agent;

•

a series 2013-VF1 indenture supplement to the Base Indenture between the parties to the Base Indenture, pursuant to which the NAAFT Issuer issued $600.0 million of floating-rate variable funding asset-backed notes to Barclays Bank PLC;

•	a series 2013-T1 indenture supplement to the Base Indenture between the parties to the Base Indenture, pursuant to which the NAAFT Issuer issued $200.0 million of fixed-rate term asset-backed notes;

•	a series 2013-T2 indenture supplement to the Base Indenture between the parties to the Base Indenture, pursuant to which the NAAFT Issuer issued $100.0 million of fixed-rate term asset-backed notes;

•	an amended and restated receivables pooling agreement between the NAAFT Issuer and Nationstar Agency Advance Funding LLC; and

•	an amended and restated receivables sale agreement between Nationstar Agency Advance Funding LLC and Nationstar.

Barclays Bank PLC, an affiliate of Barclays Capital Inc., is the lender under Nationstar’s $750 Million Warehouse Facility. Barclays Capital Inc. was also an initial purchaser in connection with the offering in April 2012 of Nationstar’s 9.625% Senior Notes due 2019 and the offerings in September 2012 of Nationstar’s 7.875% Senior Notes due 2020.

The foregoing summary of the agreements is not complete and is subject to and qualified in its entirety by reference to the full text of such agreements, which are attached to this Form 8-K as Exhibits 10.1 through 10.6.

Item 1.02	Termination of a Material Definitive Agreement.

On, January 31, 2013, Nationstar entered into documentation to terminate the revolving financing facility (the “2012-AW Facility”) contemplated by the Indenture, dated as of June 12, 2012, between Nationstar Agency Advance Funding Trust 2012-AW and Wells Fargo Bank, National Association, as indenture trustee, and certain related documents. In connection with such termination, Nationstar paid approximately $100,200,000 to satisfy the outstanding obligations under the 2012-AW Facility substantially out of the proceeds of the notes issued in connection with the NAAFT Facility.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on January 6, 2013, Nationstar entered into a mortgage servicing rights purchase and sale agreement (the “Purchase Agreement”) with Bank of America, National Association, a national banking association (“Bank of America”), pursuant to which Nationstar agreed to purchase the mortgage servicing rights (the “MSRs”) with respect to approximately 1.3 million residential mortgage loans (the “Mortgage Loans”) with a total unpaid principal balance of approximately $215 billion. The aggregate purchase price of the MSRs is approximately $1.3 billion, subject to certain adjustments set forth in the Purchase Agreement. On January 31, 2013, Nationstar completed a portion of the previously announced acquisition of the MSRs. Specifically, Nationstar acquired the MSRs with respect to the Mortgage Loans with a total unpaid principal balance of approximately $97 billion, all of which are owned, insured or guaranteed by Fannie Mae, Freddie Mac or Ginnie

Mae (collectively, the “Agency MSRs”). The acquisition of the Fannie Mae and Freddie Mac portion of the Agency MSRs closed on January 31, 2013. The acquisition of the Ginnie Mae portion of the Agency MSRs closed on February 1, 2013. The Agency MSRs represent approximately 47% of the entire portfolio of MSRs (as measured by unpaid principal balance) expected to be acquired by Nationstar from Bank of America pursuant to the Purchase Agreement.

Nationstar paid to Bank of America 50% of the purchase price for the Agency MSRs, and Nationstar will pay the remaining 50% of the purchase price upon the transfer of the Agency MSRs from Bank of America to Nationstar, which is expected to occur in stages at various times prior to the end of the second quarter of 2013. Nationstar funded the purchase price through a combination of cash on-hand and the proceeds of the previously announced co-investment by Newcastle Investment Corp. (“Newcastle”) and certain funds managed by Fortress Investment Group LLC (“Fortress”).

The manager of Newcastle and Fortress are affiliates of Nationstar. Bank of America and certain of its affiliates have from time to time performed various financial advisory, commercial banking, investment banking and other related services for Nationstar and its affiliates for which they have received customary compensation, and they may continue to do so in the future. In addition, Nationstar has previously acquired mortgage servicing rights portfolios from Bank of America. Newcastle has previously co-invested with Nationstar in the acquisition of mortgage servicing rights and may continue to do so in the future.

Item 8.01	Other Events.

On February 4, 2013, Nationstar issued a press release announcing the completion of the acquisition of the Agency MSRs. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amended and Restated Indenture, dated January 31, 2013, between Nationstar Agency Advance Funding Trust, as Issuer, The Bank of New York Mellon, as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Nationstar Mortgage LLC, as Servicer and as Administrator, and Barclays Bank PLC, as Administrative Agent

10.2	Series 2013-VF1 Indenture Supplement to Fourth Amended and Restated Indenture, dated January 31, 2013, between Nationstar Agency Advance Funding Trust, as Issuer, The Bank of New York Mellon, as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Nationstar Mortgage LLC, as Administrator and as Servicer, and Barclays Bank PLC, as Administrative Agent

10.3	Series 2013-T1 Indenture Supplement to Fourth Amended and Restated Indenture, dated January 31, 2013, between Nationstar Agency Advance Funding Trust, as Issuer, The Bank of New York Mellon, as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Nationstar Mortgage LLC, as Administrator and as Servicer, and Barclays Bank PLC, as Administrative Agent

10.4	Series 2013-T2 Indenture Supplement to Fourth Amended and Restated Indenture, dated January 31, 2013, between Nationstar Agency Advance Funding Trust, as Issuer, The Bank of New York Mellon, as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Nationstar Mortgage LLC, as Administrator and as Servicer, and Barclays Bank PLC, as Administrative Agent

10.5	Amended and Restated Receivables Pooling Agreement, dated January 31, 2013, between Nationstar Agency Advance Funding LLC (Depositor) and Nationstar Agency Advance Funding Trust (Issuer)

10.6	Amended and Restated Receivables Sale Agreement, dated January 31, 2013, between Nationstar Mortgage LLC (Receivables Seller and Servicer) and Nationstar Agency Advance Funding LLC (Depositor)

99.1	Press release of Nationstar Mortgage Holdings Inc. dated February 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: February 6, 2013	By:	/s/ David Hisey
David Hisey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fourth Amended and Restated Indenture, dated January 31, 2013, between Nationstar Agency Advance Funding Trust, as Issuer, The Bank of New York Mellon, as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Nationstar Mortgage LLC, as Servicer and as Administrator, and Barclays Bank PLC, as Administrative Agent

10.2	Series 2013-VF1 Indenture Supplement to Fourth Amended and Restated Indenture, dated January 31, 2013, between Nationstar Agency Advance Funding Trust, as Issuer, The Bank of New York Mellon, as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Nationstar Mortgage LLC, as Administrator and as Servicer, and Barclays Bank PLC, as Administrative Agent

10.3	Series 2013-T1 Indenture Supplement to Fourth Amended and Restated Indenture, dated January 31, 2013, between Nationstar Agency Advance Funding Trust, as Issuer, The Bank of New York Mellon, as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Nationstar Mortgage LLC, as Administrator and as Servicer, and Barclays Bank PLC, as Administrative Agent

10.4	Series 2013-T2 Indenture Supplement to Fourth Amended and Restated Indenture, dated January 31, 2013, between Nationstar Agency Advance Funding Trust, as Issuer, The Bank of New York Mellon, as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Nationstar Mortgage LLC, as Administrator and as Servicer, and Barclays Bank PLC, as Administrative Agent

10.5	Amended and Restated Receivables Pooling Agreement, dated January 31, 2013, between Nationstar Agency Advance Funding LLC (Depositor) and Nationstar Agency Advance Funding Trust (Issuer)

10.6	Amended and Restated Receivables Sale Agreement, dated January 31, 2013, between Nationstar Mortgage LLC (Receivables Seller and Servicer) and Nationstar Agency Advance Funding LLC (Depositor)

99.1	Press release of Nationstar Mortgage Holdings Inc. dated February 4, 2013